Greenville Small Cap Growth Fund

Supplement dated December 1, 2006 to
Prospectus dated August 28, 2006.

Effective December 1, 2006, the disclosure regarding the Greenville Small Cap Growth Fund’s Portfolio Manager, Robert Strauss, has been modified to read as follows:

The Fund is managed by Robert Strauss. Mr. Strauss, CFA, joined the Advisor in January 2002. Mr. Strauss was previously employed at Wachovia Securities from 1996 to December 2001. While at Wachovia Securities, Mr. Strauss was a Vice President of Equity Research covering Electronic Manufacturing Services and Components as well as a member of the Telecommunications Equipment team. He has been a portfolio manager of the Fund since its inception, Chief Investment Officer of the Advisor since January 1, 2006 and has been managing small cap portfolios since 2002. Mr. Strauss earned a B.S. in Business Administration, concentrating in Economic Security and Risk Management, from the University of South Carolina.

Please retain this Supplement with the Prospectus.